Inventory	12 Months Ended
Dec. 31, 2011
Inventory
Inventory

4. Inventory

Inventory consists of the following (in thousands):

	December 31, 2010	December 31, 2011
Raw materials	$18,929	$44,493
Work-in-process	27,226	53,924
Finished goods	1,610	4,977
	$47,765	$103,394

The Company’s lower of cost or market provision as of December 31, 2010 and, 2011 was $2.2 million and $4.9 million, respectively. The inventory on hand as of December 31, 2011 was written down by $4.9 million to reduce specific inventory items on hand with unit costs that exceed their net realizable value. The net realizable value of inventory is calculated by taking the estimated selling price of the inventory on hand based on customer contracts and forecasted sales and subtracting the remaining costs to complete and dispose of the inventory.